EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 2 dated as of February 19, 2016 (this “Amendment”), to the CREDIT AGREEMENT dated as of May 12, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE CHEMOURS COMPANY, a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS pursuant to the Credit Agreement, the Lenders and the Issuing Banks have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;
WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein; and
WHEREAS the undersigned Lenders are willing to amend such provisions of the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Applicable Total Net Leverage Ratio” means, for any date during any period set forth below, the ratio set forth below opposite such period:

Period	Ratio
Effective Date through December 31, 2015	5.75 to 1.00
January 1, 2016, through June 30, 2016	5.50 to 1.00
July 1, 2016, through September 30, 2016	5.25 to 1.00
October 1, 2016, through December 31, 2016	5.00 to 1.00
January 1, 2017, through December 31, 2017	4.75 to 1.00
January 1, 2018, and thereafter	4.50 to 1.00

“Interest Expense Coverage Ratio” means, on any date, the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense, in each case for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter of the Borrower, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date).
(b) The definition of the term “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)by replacing the text “set forth in Section 6.12” in clause (b)(vii) of the definition of “Consolidated EBITDA” with the text “of the Interest Expense Coverage Ratio”

(ii)by replacing in its entirety the last paragraph of such definition with the following text:

Notwithstanding anything in this Agreement to the contrary and solely for the purpose of calculating the financial maintenance covenants set forth in Sections 6.12 and 6.13 and for calculating the Total Net Leverage Ratio and the Interest Expense Coverage Ratio, as applicable, in each of the definition of “Permitted Acquisition”, Section 2.21(a), Section 5.13 and clauses (g) and (p) of Section 6.01 (but not for any calculation of the Total Net Leverage Ratio in the definition of “Permitted Acquisition” or clause (g) or (p) of Section 6.01 referenced in the parenthetical statement therein following the termination of the Revolving Commitments and the reduction of the Revolving Exposure to zero) (and without duplication of any adjustment to Consolidated EBITDA resulting from the determination of Consolidated EBITDA on a Pro Forma Basis in accordance with Section 1.05), the determination of Consolidated EBITDA for any period of four fiscal quarters of the Borrower shall give pro forma effect to all expected cost savings (without duplication of actual cost savings) resulting from any Permitted Cost Savings Action (as defined below), to the extent that such cost savings are factually supportable and have been realized or are reasonably expected to be realized within 365 days after the date on which the conditions for such Permitted Cost Savings Action specified in clauses (a) and (b) of the definition thereof have been satisfied; provided that (a) the Borrower shall have delivered to the Administrative Agent a certificate of the chief financial officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying that such cost savings meet the requirements set forth in this sentence, together with reasonably detailed evidence in support thereof, (b) if any cost savings included in any pro forma calculations based on the expectation that such cost savings will be realized within 365 days after the date on which the conditions for such Permitted Cost Savings Action specified in clauses (a) and (b) of the definition thereof have been satisfied shall at any time cease to be reasonably expected to be so realized within such period, then on and after such time pro forma calculations required hereunder shall not reflect such cost savings and (c) the aggregate amount of cost savings included in any calculation based upon this sentence shall not exceed (i) solely for the purpose of calculating the financial maintenance covenants set forth in Sections 6.12 and 6.13, for any period of four fiscal quarters of the Borrower (x) ending on or prior to June 30, 2017, $125,000,000 and (y) ending after June 30, 2017, $80,000,000 and (ii) for any other purpose described in this paragraph, for any period of four fiscal quarters of the Borrower (x) ending on or prior to June 30, 2016, $115,000,000 and (y) ending after June 30, 2016, $80,000,000. For purposes hereof, “Permitted Cost Savings Action” means any action that (a) is authorized by the Borrower and (b) with respect to which a charge to Consolidated Net Income has been taken, so long as such authorization and the related charge to Consolidated Net Income occur after the Effective Date and prior to (i) solely for the purpose of calculating the financial maintenance covenants set forth in Sections 6.12 and 6.13, July 1, 2017, and (ii) for any other purpose described in this paragraph, July 1, 2016.
(c) The definition of the term “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended by replacing in its entirety clause (d) of such definition with the following text:

(d) the Total Net Leverage Ratio, calculated on a Pro Forma Basis after giving effect to such acquisition as of the last day of the most recently ended fiscal quarter of the Borrower, does not exceed the Applicable Total Net Leverage Ratio as of such day (or, if the Revolving Commitments have been terminated and the Revolving Exposure has been reduced to zero, the Total Net Leverage Ratio, calculated on a Pro Forma Basis after giving effect to such acquisition as of the last day of the most recently ended fiscal quarter of the Borrower, is less than 4.50 to 1.00)
(d) The definition of the term “Senior Secured Debt” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition:

Solely for the purpose of calculating the financial maintenance covenant set forth in Section 6.13, Indebtedness in respect of any Permitted Receivables Facility that does not otherwise qualify as Senior Secured Debt shall be deemed to be Senior Secured Debt.

(e) The definition of the term “Senior Secured Net Leverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended by replacing in its entirety clause (a)(ii) of such definition with the following text:

(ii) Unrestricted Cash as of such date (provided, however, that, solely for the purpose of calculating the financial maintenance covenant set forth in Section 6.13, the amount of Unrestricted Cash so deducted pursuant to this clause (ii) shall not exceed $400,000,000)
SECTION 2. Amendment to Section 1.06. Section 1.06(b) of the Credit Agreement is hereby amended by replacing in their entirety clauses (A) and (B) of such Section with the following text:

(A) testing the financial maintenance covenants under Sections 6.12 and 6.13 and for calculating the Total Net Leverage Ratio and the Interest Expense Coverage Ratio, as applicable, in each of the definition of “Permitted Acquisition”, Section 2.21(a), Section 5.13 and clauses (g) and (p) of Section 6.01 (but not for any calculation of the Total Net Leverage Ratio in the definition of “Permitted Acquisition” or clause (g) or (p) of Section 6.01 referenced in the parenthetical statement therein following the termination of the Revolving Commitments and the reduction of the Revolving Exposure to zero), at the Exchange Rate as of the last day of the fiscal quarter for which such measurement is being made, and (B) calculating the Consolidated Cash Interest Expense, the Senior Secured Net Leverage Ratio and the Total Net Leverage Ratio (other than for purposes of determining compliance with Sections 6.12 and 6.13 and for purposes of the other calculations expressly referenced in the immediately preceding clause (A)), at the Exchange Rate as of the date of calculation, and will, in the case of Indebtedness, reflect the currency translation effects, determined in accordance with GAAP, of Hedging Agreements permitted hereunder for currency exchange risks with respect to the applicable currency in effect on the date of determination of the Dollar Equivalent of such Indebtedness
SECTION 3. Amendments to Section 2.21. Section 2.21(a) of the Credit Agreement is hereby amended as follows:
(a) by replacing in its entirety the text of subclause (C) of such Section occurring prior to the first proviso of such subclause with the following text:

(C) after giving effect to such Incremental Extension of Credit and the application of the proceeds therefrom (and assuming that the full amount of such Incremental Extension of Credit shall have been funded as Loans as of such date), (x) the Interest Expense Coverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Borrower, is not less than 3.00 to 1.00 and (y) the Total Net

Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Borrower, does not exceed the Applicable Total Net Leverage Ratio as of such day
(b) by replacing the text “ratio of Consolidated EBITDA to Consolidated Cash Interest Expense” in clause (C) of such Section with the text “Interest Expense Coverage Ratio”

SECTION 4. Amendment to Section 5.01. Section 5.01 of the Credit Agreement is hereby amended by adding the following new subclause (D) to clause (c)(ii) of such Section:

and (D) of the Senior Secured Net Leverage Ratio and the Interest Expense Coverage Ratio (in each case, calculated without giving effect to any adjustment or other term that is applicable to the calculation of such ratio solely for the purpose of calculating the financial maintenance covenant set forth in Section 6.12 or Section 6.13, as applicable) and of the Total Net Leverage Ratio, in each case as of the last day of the fiscal year or fiscal quarter of the Borrower, as applicable, covered by the financial statements delivered pursuant to such clause (a) or clause (b), as applicable, together with such certificate
SECTION 5. Amendment to Section 5.13. Section 5.13 of the Credit Agreement is hereby amended by replacing in its entirety clause (b) of such Section with the following text:

(b) immediately after giving effect to such designation, (i) the Interest Expense Coverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Borrower, is not less than 3.00 to 1.00 and (y) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Borrower, does not exceed the Applicable Total Net Leverage Ratio as of such day, and the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer setting forth reasonably detailed calculations demonstrating compliance with this clause (b)
SECTION 6. Amendments to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended as follows:

(a) Clause (g) of Section 6.01 of the Credit Agreement is hereby amended by replacing in its entirety the second proviso of such clause with the following text:

provided, further, that, immediately after giving effect to any incurrence of Indebtedness in accordance with this clause (g), the Total Net Leverage

Ratio, calculated on a Pro Forma Basis after giving effect to such incurrence as of the last day of the most recently ended fiscal quarter of the Borrower, does not exceed the Applicable Total Net Leverage Ratio as of such day (or, if the Revolving Commitments have been terminated and the Revolving Exposure has been reduced to zero, the Total Net Leverage Ratio, calculated on a Pro Forma Basis after giving effect to such incurrence as of the last day of the most recently ended fiscal quarter of the Borrower, is less than 4.50 to 1.00)
(b) Clause (p) of Section 6.01 of the Credit Agreement is hereby amended by replacing in its entirety subclause (ii) of such clause with the following text:

(ii) the Total Net Leverage Ratio, calculated on a Pro Forma Basis after giving effect to such incurrence as of the last day of the most recently ended fiscal quarter of the Borrower, does not exceed the Applicable Total Net Leverage Ratio as of such day (or, if the Revolving Commitments have been terminated and the Revolving Exposure has been reduced to zero, the Total Net Leverage Ratio, calculated on a Pro Forma Basis after giving effect to such incurrence as of the last day of the most recently ended fiscal quarter of the Borrower, is less than 4.50 to 1.00)
SECTION 7. Amendment to Section 6.12. Section 6.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

SECTION 6.12. Interest Expense Coverage Ratio. Solely with respect to the Revolving Commitments and the Revolving Exposure, the Borrower will not permit the Interest Expense Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending on or about any date during any period set forth below to be less than the ratio set forth below opposite such period (provided that the Borrower shall not be required to comply with the financial maintenance covenant set forth in this Section at any time during the continuance of an Investment Grade Rating Period):

Period	Ratio
October 1, 2015, through June 30, 2017	1.75 to 1.00
July 1, 2017, through December 31, 2017	2.00 to 1.00
January 1, 2018, through June 30, 2018	2.25 to 1.00
July 1, 2018, through December 31, 2018	2.50 to 1.00
January 1, 2019, and thereafter	3.00 to 1.00

SECTION 8. Amendment to Section 6.13. Section 6.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

SECTION 6.13. Senior Secured Net Leverage Ratio. Solely with respect to the Revolving Commitments and the Revolving Exposure, the Borrower will not permit the Senior Secured Net Leverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending on or about any date during any period set forth below to exceed the ratio set forth below opposite such period:

Period	Ratio
October 1, 2015, through December 31, 2016	3.50 to 1.00
January 1, 2017, through June 30, 2017	3.00 to 1.00
July 1, 2017, through December 31, 2017	2.75 to 1.00
January 1, 2018, through June 30, 2018	2.50 to 1.00
July 1, 2018, through December 31, 2018	2.25 to 1.00
January 1, 2019, and thereafter	2.00 to 1.00

SECTION 9. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders and the Issuing Banks that:

(a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date).
(c) At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 10. Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and a Majority in Interest of the Revolving Lenders and (b) the Administrative Agent and the Lenders shall have received payment of all fees and expenses required to be paid or reimbursed by the Borrower or any other Loan Party under or in connection with this Amendment and any other Loan Document, including those fees and expenses set forth in Section 15 hereof.

SECTION 11. Revolving Commitment Reduction. The Borrower hereby irrevocably requests that, effective as of the Amendment Effective Date, the Revolving Commitments be reduced in accordance with Sections 2.08(b) and (c) of the Credit Agreement by an aggregate amount equal to $250,000,000 (the “Commitment Reduction”). The foregoing request constitutes the notification to the Administrative Agent required pursuant to Section 2.08(c) of the Credit Agreement, and the Lenders party hereto hereby waive the three Business Days advance notice required by Section 2.08(c) of the Credit Agreement with respect to the foregoing request.

SECTION 12. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 13. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
SECTION 14. Counterparts; Amendment. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and a Majority in Interest of the Revolving Lenders.

SECTION 15. Fees and Expenses. (a) The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that consents to this Amendment by 5:00 p.m., New York City time, on February 17, 2016, an amendment fee (the “Amendment Fee”) in an amount equal to 0.15% of the Revolving Commitment of such Lender immediately prior to the effectiveness of this Amendment (for the avoidance of doubt, determined prior to giving effect to the Commitment Reduction). The Amendment Fee will be paid in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date.

(b)The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 16. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

THE CHEMOURS COMPANY
By
/s/ Sameer Ralhan
Name: Sameer Ralhan
Title: Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,
By
/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Bank of America, N.A.

By
/s/ Chris DiBiase
Name: Chris DiBiase
Title: Director

For those Lenders requiring a second signature:

By

Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

THE BANK OF TOKYO-MITSUBISHI UFG, LTD:

By
/s/ Mustafa Kahn
Name: Mustafa Kahn
Title: Director

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Barclays Bank PLC

By
/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

BNP Paribas:

By
/s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

By
/s/ Michael Hoffman
Name: Michael Hoffman
Title: Vice President

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Citibank, N.A.

By
/s/ John Tucker
Name: John Tucker
Title: Vice President

For those Lenders requiring a second signature:

By

Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By
/s/ Bill O’Daly
Name: BILL O’DALY
Title: AUTHORIZED SIGNATORY

For those Lenders requiring a second signature:

By
/s/ Max Wallins
Name: Max Wallins
Title: Authorized Signatory

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

GOLDMAN SACHS BANK USA

By
/s/ Jerry Li
Name: JERRY LI
Title: AUTHORIZED SIGNATORY

For those Lenders requiring a second signature:

By

Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

HSBC Bank USA, N.A.

By
/s/ Richard Dalton
Name: Richard Dalton
Title: Director

For those Lenders requiring a second signature:

By

Name:
Title:

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Mizuho Bank, Ltd.

By
/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

ROYAL BANK OF CANADA

By
/s/ James F. Disher
Name: James F. Disher
Title: Authorized Signatory

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

SANTANDER BANK, N.A.

By
/s/ William Maag
Name: William Maag
Title: Managing Director

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Toronto Dominion (New York) LLC

By
/s/ Rayan Karim
Name: Rayan Karim
Title: Authorized Signatory

For those Lenders requiring a second signature:

By

Name:
Title: